EXHIBIT 10.4

                                PROMISSORY NOTE

                                                          May 1st     , 2002
                                                          ------------
                                                          (the "Effective Date")

         FOR VALUE RECEIVED, the undersigned (the "Payor") hereby promises to pay to ALFRED HANSER, or order (the "Holder"), at 2Chansis, Inc., 5600 Avenida Encinas, Suite 130, Carlsbad, California 92008, or at such address or account as the Holder shall designate by written notice to the Payor, the principal sum set forth on SCHEDULE A attached hereto, with interest as provided pursuant to the terms of this Promissory Note (this "Note").

         1. Interest shall accrue on the outstanding principal balance of this Note, commencing on the first date of each advance set forth on SCHEDULE A, at a rate of eight percent (8%) per annum, provided that the interest rate applicable hereunder shall in no event exceed the maximum rate permitted by law.

         2. The principal amount of this Note, and all accrued and unpaid interest thereon, shall be payable on the one-year-anniversary of the Effective Date (the "Maturity Date"). This Note may be prepaid at any time without penalty. Principal and interest shall be payable only in lawful money of the United States.

         3. Payment made on this Note shall be credited first to interest (if applicable), and thereafter to unpaid principal.

         4. Payor shall be considered in default ("Default") if the Payor fails to make any payment of principal and/or interest when required under this Note.

         5. Upon the occurrence of any Default under this Note, then the entire principal indebtedness, or so much thereof as may remain unpaid at that time, together with all accrued and unpaid interest thereon, and all other sums due under the terms hereof, shall, at the option of the Holder, become due and payable immediately.

         6. Diligence, presentment, protest, demand and notice of protest, demand, dishonor and nonpayment are hereby waived by the Payor.

         7. In the event that any Default described in this Note occurs, Payor hereby promises to pay all costs of Holder, including without limitation reasonable attorneys' fees, incurred by Holder to enforce the terms and conditions of this Note, whether or not a suit is filed.

         8. This Note has been delivered in Carlsbad, California, and is to be governed by and construed in California according to the internal laws of the State of California.

         9. This Note shall be binding upon, and shall inure to the benefit of, the parties and their respective successors, assigns, heirs, legatees, executors or administrators; provided, however, that this Note may not be assigned by the Payor without the prior written consent of the Holder.

         10. This Note may be modified, amended or terminated only by a writing sighed by the Payor and the bolder.

         11. No delay or omission on the part of the Holder in exercising any rights under this Note upon a Default shall operate as a waiver of such right or of any other right under this Note for the same Default or any other Default.

         12. Any notice given under this Note shall be in writing and sent by certified mail, return receipt requested, or a widely recognized air courier service, such as Federal Express or DHL Worldwide Express, or personally served at the address provided in this Note or later designated in writing. Any notice shall be deemed given and received ten (10) days after being duly deposited in the mail, or duly entrusted to the air courier service, or upon the day personally served.

         13. If any provision of this Note, or the application of it to any party or circumstance, is held to be invalid, the remainder of this Note, and the application of such provision to other parties or circumstances, shall not be affected thereby, such provision of this Note being severable in any such instance.

         14. Time is of the essence with respect to each and every obligation under this Note.

         15. This Note shall be interpreted according to its plain meaning and shall not be strictly construed against the drafting party or parties.

         IN WITNESS WHEREOF, the undersigned has executed this Note effective as of the date first set forth above.

                                        PAYOR:

                                        2Chansis, Inc., a California corporation

                                        By: /s/ Ray W. Grimm Jr.
                                            ------------------------------------
                                            Ray W. Grimm, Jr., CEO

                                       -2-